UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2024

SURF AIR MOBILITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41759	36-5025592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12111 S. Crenshaw Blvd.

Hawthorne, CA 90250

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (424) 332-5480

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	SRFM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On June 25, 2024, Surf Air Mobility Inc. (“we” or the “Company”) held our 2024 annual stockholders’ meeting (the “Annual Meeting”) at which holders of the Company’s common stock as of the close of business on April 26, 2024 (the “Record Date”) were entitled to vote. As of the close of business on the Record Date, there was a total of 82,953,927 shares of the Company’s common stock issued and outstanding.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2024, our Board of Directors approved the Surf Air Mobility Inc. Amended and Restated 2023 Equity Incentive Plan to increase the share reserve by an additional 7,500,000 shares (the “Amended and Restated Plan”), subject to stockholder approval. The Company’s stockholders approved the Amended and Restated Plan at the Annual Meeting.

The foregoing descriptions of the terms of the Amended and Restated Plan are qualified in their entirety by reference to the full text of the Amended and Restated Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On June 25, 2024, we held the Annual Meeting.

(b) At the Annual Meeting, each of our director nominees was elected and the other proposals voted on were approved. The final voting results are set forth below:

1.	Elect Tyrone Bland and Bruce Hack as Class A members of our Board of Directors

Our stockholders elected each of the following as a Class A director of our board of directors, to serve for a three-year term expiring at our annual stockholders’ meeting in 2027, or until his respective successor is duly elected and qualified. The vote tally was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Tyrone Bland	33,060,181	1,269,019	20,088,231
Bruce Hack	33,315,006	1,014,194	20,088,231

2.	Ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024

Our stockholders voted to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The vote tally was as follows:

Votes For	Votes Against	Abstentions
53,966,282	435,713	15,436

3.

Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a reverse stock split ratio ranging from 2:1 to 10:1, inclusive

Our stockholders voted to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a reverse stock split ratio ranging from 2:1 to 10:1, inclusive. The vote tally was as follows:

Votes For	Votes Against	Abstentions
51,112,796	3,288,358	16,277

4.	Approve the Surf Air Mobility Inc. Amended and Restated 2023 Equity Incentive Plan

Our stockholders voted to approve the Amended and Restated Plan. The vote tally was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
26,631,597	7,471,714	225,889	20,088,231

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Surf Air Mobility Inc. Amended and Restated 2023 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURF AIR MOBILITY INC.

Date: June 27, 2024	By:	/s/ Oliver Reeves
	Name:	Oliver Reeves
	Title:	Chief Financial Officer